UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 23, 2025

_______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 23, 2025, Entegris, Inc. (the "Company") held its 2025 Annual Meeting of Stockholders (the "Annual Meeting"). As of March 7, 2025, the record date for the Annual Meeting, there were 151,321,346 shares of the Company's Common Stock issued and outstanding and entitled to vote on the matters presented at the Annual Meeting. Holders of 141,582,663 shares of the Company's Common Stock, or approximately 93.6% of the outstanding shares entitled to be cast at the Annual Meeting, which constituted a quorum, were represented at the Annual Meeting in-person or by proxy. The following proposals, which were described in the Company's definitive proxy statement (the "Proxy Statement") filed with the U.S. Securities and Exchange Commission (the "SEC") on March 17, 2025, were voted upon and approved at the Annual Meeting:
1. To elect the following eight persons as directors to serve until the 2026 Annual Meeting of Stockholders:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Rodney Clark	134,221,521	1,186,138	65,797	6,109,207
James F. Gentilcore	130,500,966	4,905,871	66,619	6,109,207
Yvette Kanouff	132,044,832	3,363,300	65,324	6,109,207
James P. Lederer	133,690,105	1,715,808	67,543	6,109,207
Bertrand Loy	125,950,345	9,459,901	63,210	6,109,207
Mary Puma	132,894,837	2,486,189	92,430	6,109,207
David Reeder	127,845,238	7,561,740	66,478	6,109,207
Dr. Azita Saleki-Gerhardt	127,452,484	7,926,273	94,699	6,109,207

2. To approve, on an advisory basis, the Company’s Executive Compensation:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
104,514,014	30,881,026	78,416	6,109,207

3. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2025:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
134,422,732	7,085,395	74,536

4. Stockholder proposal regarding simple majority voting:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
119,697,413	13,595,286	697,769	7,587,281

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: April 23, 2025	By:	/s/ Joseph Colella
	Name:	Joseph Colella
	Title:	Senior Vice President, General Counsel and Secretary